Credit Suisse First Boston
ABSC 2005-HE3
4,282 records

Selection Criteria: All records
Table of Contents

1.

Remaining Balance

2.

FICO

3.

LTV

4.

Cash out

5.

2-4 Family

6.

Investment and 2nd Home

7.

Documentation

8.

IO

9.

LIEN

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1. Remaining Balance

Remaining Balance	Number of Loans	Balance	Avg Balance	% of group balance	WAC	WARM	FICO	LTV
0.01 - 50000.00	640	21,196,149.47	33,118.98	2.69	9.998	194	650	25.24
50000.01 - 75000.00	530	33,137,327.43	62,523.26	4.21	9.315	231	646	38.53
75000.01 - 100000.00	410	35,857,818.52	87,458.09	4.55	8.515	277	643	53.91
100000.01 >=	2702	697,793,254.22	258,250.65	88.55	6.721	351	645	78.83
Total:	4282	787,984,549.64	184,022.55	100.00	6.999	339	645	74.56

Remaining Balance	CLTV	DTI	% of full doc	% of Primary Owner (excluding second homes)	% Single Family	% IO Loans	% Cashout
0.01 - 50000.00	97.83	39.54	53.54	93.35	72.31	0.24	21.97
50000.01 - 75000.00	95.18	40.00	51.11	94.68	70.74	0.79	21.74
75000.01 - 100000.00	93.26	38.98	48.51	92.01	73.70	2.78	28.77
100000.01 >=	90.51	40.30	41.37	95.31	70.13	33.16	42.99
Total:	91.03	40.21	42.43	95.08	70.37	29.53	40.89

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2. FICO

FICO	Number of Loans	Balance	Avg Balance	% of group balance	WAC	WARM	FICO	LTV
<= 599	867	155,122,012.17	178,918.12	19.69	7.477	350	563	76.72
600 - 619	520	89,563,123.27	172,236.78	11.37	7.031	340	610	75.10
620 - 639	619	103,842,485.50	167,758.46	13.18	7.019	339	630	74.24
640 - 659	701	134,944,320.14	192,502.60	17.13	6.915	336	650	74.60
660 - 679	554	109,699,860.60	198,014.19	13.92	6.732	336	669	74.65
680 - 699	361	68,423,122.81	189,537.74	8.68	6.814	331	690	72.98
700 - 719	236	45,333,119.99	192,089.49	5.75	6.771	334	710	73.26
720 >=	424	81,056,505.16	191,171.00	10.29	6.811	331	744	72.06
Total:	4282	787,984,549.64	184,022.55	100.00	6.999	339	645	74.56

FICO	CLTV	DTI	% of full doc	% of Primary Owner (excluding second homes)	% Single Family	% IO Loans	% Cashout
<= 599	82.41	40.58	63.50	97.29	76.52	8.28	62.17
600 - 619	90.06	40.66	48.97	95.95	71.50	25.53	47.60
620 - 639	90.79	39.88	47.85	97.00	73.26	24.98	44.85
640 - 659	93.29	40.08	36.65	96.40	71.16	33.17	41.60
660 - 679	94.09	40.24	33.90	94.37	68.08	43.67	37.64
680 - 699	94.22	41.01	29.84	93.62	67.99	41.09	29.45
700 - 719	95.69	39.13	26.42	90.40	60.47	43.80	17.27
720 >=	95.66	39.51	28.67	90.04	63.03	37.52	13.71
Total:	91.03	40.21	42.43	95.08	70.37	29.53	40.89

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3. LTV

LTV	Number of Loans	Balance	Avg Balance	% of group balance	WAC	WARM	FICO	LTV
0.01 - 80.00	3410	579,731,730.93	170,009.31	73.57	7.021	332	650	69.22
80.01 - 85.00	261	59,955,536.64	229,714.70	7.61	6.837	355	616	84.35
85.01 - 90.00	375	94,580,818.97	252,215.52	12.00	6.815	356	635	89.51
90.01 - 95.00	212	49,858,107.65	235,179.75	6.33	7.242	356	639	94.56
95.01 - 100.00	24	3,858,355.45	160,764.81	0.49	7.655	358	671	99.63
Total:	4282	787,984,549.64	184,022.55	100.00	6.999	339	645	74.56

LTV	CLTV	DTI	% of full doc	% of Primary Owner (excluding second homes)	% Single Family	% IO Loans	% Cashout
0.01 - 80.00	91.52	40.22	37.61	96.31	69.72	29.87	32.21
80.01 - 85.00	84.93	39.99	56.67	95.31	72.41	22.30	74.05
85.01 - 90.00	89.61	39.64	53.64	90.73	72.60	33.03	65.57
90.01 - 95.00	94.59	41.47	59.23	88.33	70.23	28.75	55.77
95.01 - 100.00	99.63	39.36	53.74	100.00	84.19	14.55	31.72
Total:	91.03	40.21	42.43	95.08	70.37	29.53	40.89

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4. Cash out

Cash out	Number of Loans	Balance	Avg Balance	% of group balance	WAC	WARM	FICO	LTV
Y	1519	322,168,172.62	212,092.28	100.00	6.863	348	624	77.89
Total:	1519	322,168,172.62	212,092.28	100.00	6.863	348	624	77.89

Cash out	CLTV	DTI	% of full doc	% of Primary Owner (excluding second homes)	% Single Family	% IO Loans	% Cashout
Y	84.45	39.68	50.02	95.40	74.69	28.36	100.00
Total:	84.45	39.68	50.02	95.40	74.69	28.36	100.00

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5. 2-4 Family

2-4 Family	Number of Loans	Balance	Avg Balance	% of group balance	WAC	WARM	FICO	LTV
2-4 Family	243	59,200,925.14	243,625.21	100.00	7.058	341	665	75.36
Total:	243	59,200,925.14	243,625.21	100.00	7.058	341	665	75.36

2-4 Family	CLTV	DTI	% of full doc	% of Primary Owner (excluding second homes)	% Single Family	% IO Loans	% Cashout
2-4 Family	88.84	40.33	28.63	91.49	0.00	9.87	34.40
Total:	88.84	40.33	28.63	91.49	0.00	9.87	34.40

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6. Investment and 2nd Home

Investment and 2nd Home	Number of Loans	Balance	Avg Balance	% of group balance	WAC	WARM	FICO	LTV
Investment	141	22,716,619.12	161,110.77	58.60	7.333	354	661	81.68
Second Home	103	16,051,289.27	155,837.76	41.40	7.086	340	682	77.29
Total:	244	38,767,908.39	158,884.87	100.00	7.231	348	670	79.86

Investment and 2nd Home	CLTV	DTI	% of full doc	% of Primary Owner (excluding second homes)	% Single Family	% IO Loans	% Cashout
Investment	82.04	35.57	39.19	0.00	60.38	1.48	45.70
Second Home	93.56	39.77	28.72	0.00	45.98	24.00	27.60
Total:	86.81	37.31	34.86	0.00	54.42	10.80	38.21

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7. Documentation

Documentation	Number of Loans	Balance	Avg Balance	% of group balance	WAC	WARM	FICO	LTV
Lite Documentation	151	30,481,825.47	201,866.39	8.74	6.843	334	653	72.06
Stated Documentation	463	117,337,175.49	253,428.02	33.64	6.952	355	636	76.34
Stated Documentation - Assets Verified	1187	201,005,907.10	169,339.43	57.62	7.443	325	678	69.54
Total:	1801	348,824,908.06	193,684.01	100.00	7.226	336	662	72.05

Documentation	CLTV	DTI	% of full doc	% of Primary Owner (excluding second homes)	% Single Family	% IO Loans	% Cashout
Lite Documentation	93.49	39.64	0.00	97.03	69.73	39.82	26.89
Stated Documentation	78.11	39.99	0.00	91.64	72.33	14.68	67.42
Stated Documentation - Assets Verified	99.34	41.82	0.00	96.62	68.79	22.86	11.31
Total:	91.68	41.02	0.00	94.98	70.06	21.59	31.54

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8. IO

IO	Number of Loans	Balance	Avg Balance	% of group balance	WAC	WARM	FICO	LTV
Y	752	232,695,255.52	309,435.18	100.00	6.113	357	667	81.48
Total:	752	232,695,255.52	309,435.18	100.00	6.113	357	667	81.48

IO	CLTV	DTI	% of full doc	% of Primary Owner (excluding second homes)	% Single Family	% IO Loans	% Cashout
Y	93.80	38.42	49.37	98.20	70.00	100.00	39.26
Total:	93.80	38.42	49.37	98.20	70.00	100.00	39.26

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9. LIEN

LIEN	Number of Loans	Balance	Avg Balance	% of group balance	WAC	WARM	FICO	LTV
2	1303	78,900,493.56	60,552.95	100.00	10.002	178	665	19.89
Total:	1303	78,900,493.56	60,552.95	100.00	10.002	178	665	19.89

LIEN	CLTV	DTI	% of full doc	% of Primary Owner (excluding second homes)	% Single Family	% IO Loans	% Cashout
2	99.55	40.63	36.90	98.00	68.33	0.00	16.02
Total:	99.55	40.63	36.90	98.00	68.33	0.00	16.02

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www.csfb.com
Mar 9, 2005 11:13

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